UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2025

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Marine View Plaza, Suite 214 Hoboken, NJ	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 436-2161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.0001 per share)	QUBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Retirement

On June 16, 2025, in conversations with representatives of the Board of Directors (the “Board”) of Quantum Computing Inc. (the “Company”) Mr. Christopher Boehmler indicated that he would step down as the Company’s Chief Financial Officer (the “CFO Retirement”) effective June 19, 2025 (the “Effective Date”). Mr. Boehmler did not represent that his retirement was a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company has entered into a separation agreement with Mr. Boehmler pursuant to which he will receive twelve (12) months of base salary ($300,000); a grant of 25,000 shares of the Company’s common stock; and twelve (12) months of health insurance coverage. In addition, Mr. Boehmler’s current options will vest immediately with a ninety (90) day period for exercise of all such options.

Chief Financial Officer Appointment

Concurrent with the CFO Retirement, the Board appointed Mr. Christopher Roberts as the Company’s Chief Financial Officer and General Counsel effective June 20, 2025 (the “CFO Appointment”). Mr. Roberts was the Company’s Chief Financial Officer from 2018 to 2023 and served as a consultant for the Company from 2023 to 2025.

Christopher Roberts, 70, Chief Financial Officer and General Counsel

Mr. Christopher Roberts, age 70, is the Company’s Chief Financial Officer and General Counsel. Mr. Roberts has a law degree from the University of Virginia Law School and a B.S, in Electrical Engineering and an M.B.A., both from the Massachusetts Institute of Technology. His M.B.A. was concentrated in Finance and Management of Technology. He started his career working for Raytheon Co. (a Fortune 500 company). Thereafter, he practiced law at two large NYC law firms. Since leaving the private practice of law, Mr. Roberts has worked primarily in financial management roles with a number of government contractors in the aerospace, defense and Information technology sectors.

Mr. Roberts has more than 39 years’ experience in public and private corporate finance and government contracting, including professional services, software products, and hardware manufacturing businesses. Mr. Roberts has served as the Chief Financial Officer of both public and private companies during the course of his career, including Secure Point Technologies, Systems Made Simple, Inc. (now a subsidiary of Leidos), Integral Systems Inc. (a publicly company traded on NASDAQ under the symbol “ISYS” now a subsidiary of Kratos), and Pearson Analytic Solutions (now a subsidiary of General Dynamics). From 2012 to November 2016, he worked first as the CFO, and later as the President of Systems Made Simple, Inc., a wholly owned subsidiary of Leidos. From 2018 to June 2023, Mr. Roberts served as Chief Financial Officer of the Company and from July 2023 to June 2025, Mr. Roberts served as a consultant and outside counsel to the Company. Mr. Roberts is a co-author of Antitrust for Business, and has published articles on antitrust and patent law, space policy, information technology, and corporate finance.

The Board believes that Mr. Roberts’ experience in public and private corporate finance makes him ideally qualified to help lead the Company towards continued growth and success.

Family Relationships

Mr. Roberts does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

Mr. Roberts was issued 50,000 shares of the Company’s common stock in February 2024 in connection with his resignation as the Company’s Chief Financial Officer in June 2023. Other than Mr. Roberts’ service as a consultant and outside counsel to the Company over the last two years, for which Mr. Roberts was paid $533,662 in compensation and $11,736 for reimbursement of COBRA premiums, there are no related party transactions with regard to Mr. Roberts reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

In connection with the CFO Appointment, the Company and Mr. Roberts entered into an employment agreement (the “Employment Agreement”) whereby, as compensation for his services as the Chief Financial Officer and General Counsel, Mr. Roberts shall receive a base salary of $370,000. Mr. Roberts shall also be eligible for a discretionary annual bonus of up to 50% of his Base Salary. In connection with his appointment, Mr. Roberts will be granted 300,000 stock options with an exercise price of the grant date fair market value of the Company’s common stock, with one-third vesting immediately and one-third vesting on each of the one year and two year anniversaries of the grant date. Mr. Roberts will also receive, starting on June 20, 2026, a yearly grant of 125,000 stock options with an exercise price of 110% of the grant date fair market value of the Company’s common stock, with one-third vesting immediately and the remaining two-thirds vesting in equal monthly amounts over the three years following the grant date.

Item 5.02 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the Employment Agreement, and such description is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2025, the Company held its 2025 annual meeting of stockholders (the “Annual Meeting”). 140,787,131 shares of Common Stock, constituting all of the outstanding capital stock of the Company entitled to vote at the Annual Meeting, were issued and outstanding on April 21, 2025, the record date for the Annual Meeting. 57.77% of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy at the Annual Meeting, thereby constituting a quorum.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth in the table below. With respect to the election of Dr. Yuping Huang, Dr. Carl Weimer, Dr. Javad Shabani, Mr. Robert Fagenson, Mr. Michael Turmelle and Mr. Eric Schwartz as directors of the Company to each serve until the next annual meeting of the Company’s stockholders and until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his name.

	Number of Votes
	Total Votes For	Percent of Votes Cast	Votes Against	Abstention/ Withheld	Broker Non-Votes
Election of Dr. Yuping Huang	37,601,268	94.35%	--	2,252,521	41,479,745
Election of Dr. Carl Weimer	34,822,617	87.38%	--	5,028,555	41,482,362
Election of Dr. Javad Shabani	37,574,844	94.28%	--	2,279,246	41,479,444
Election of Mr. Robert Fagenson	35,662,443	89.48%	--	4,191,656	41,479,435
Election of Mr. Michael Turmelle	36,008,498	90.35%	--	3,844,421	41,480,615
Election of Mr. Eric Schwartz	39,284,578	98.57%	--	569,516	41,479,440

Non-binding advisory vote to approve compensation of the Company’s named executive officers as disclosed in the proxy statement with respect to the Annual Meeting	36,566,427	91.76%	2,984,597	299,009	41,483,501

Ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	79,676,203	97.97%	738,908	914,368	4,055

On the basis of the above votes, (i) Dr. Huang, Dr. Weimer, Dr. Shabani, Mr. Fagenson, Mr. Turmelle and Mr. Schwartz were elected as members of the Company’s Board of Directors (the “Board”) and (ii) the ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was adopted.

On the basis of the above votes, stockholders also voted a sufficient number of non-binding advisory votes to approve the Company’s executive compensation as disclosed in the proxy statement with respect to the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Employment Agreement, by and between Quantum Computing Inc. and Christopher Roberts, dated June 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request; however, the Company may request confidential treatment of omitted items.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: June 20, 2025	By:	/s/ Christopher Roberts
Christopher Roberts
Chief Financial Officer

3